Exhibit 99.2

October 30, 2025 NASDAQ: FMBH

Disclosures Forward Looking Statements This document may contain certain forward - looking statements about First Mid and Two Rivers, such as discussions of First Mid’s and Two Rivers’ pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid and Two Rivers intend such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward - looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and Two Rivers are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and Two Rivers will not be realized within the expected time period; the risk that integration of the operations of Two Rivers with First Mid will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to satisfy conditions to completion of the proposed transactions, including failure to obtain the required regulatory, shareholder and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the proposed transactions on customer relationships and operating results; the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and Two Rivers; legislative and/or regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and Two Rivers’ loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and Two Rivers; accounting principles, policies and guidelines; and the ability to complete the proposed transactions or any of the other foregoing risks. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the SEC, including its Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q. Forward - looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, First Mid and Two Rivers do not undertake any obligation to update or review any forward - looking information, whether as a result of new information, future events or otherwise. 2

Disclosures Important Information about the Merger and Additional Information First Mid will file a registration statement on Form S - 4 with the SEC in connection with the proposed transaction . The registration statement will include a proxy statement of Two Rivers that also constitutes a prospectus of First Mid, which will be sent to the shareholders of Two Rivers . Two Rivers shareholders are urged to read the proxy statement/prospectus when it becomes available, which will contain important information about First Mid, Two Rivers and the proposed transaction, including detailed risk factors . The proxy statement/prospectus and other documents which will be filed by First Mid with the SEC will be available free of charge at the SEC’s website, www . sec . gov . These documents also can be obtained free of charge by accessing First Mid’s website at www . firstmid . com under the tab “Investor Relations” and then under “SEC Filings . ” Alternatively, when available, these documents can be obtained free of charge from First Mid upon written request to First Mid Bancshares, PO Box 499 , Mattoon, IL 61938 , Attention : Investor Relations ; or from Two Rivers upon written request to Two Rivers Financial Group, Inc . , 222 North Main St . , Burlington, IA 52601 - 5214 , Attention : Andrea Gerst, CFO . A final proxy statement/prospectus will be mailed to the shareholders of Two Rivers . Participants in the Solicitation First Mid and Two Rivers, and certain of their respective directors, executive officers, and other members of management and employees, are participants in the solicitation of proxies in connection with the proposed transactions . Information about the directors and executive officers of First Mid is set forth in the proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 18 , 2025 . These documents can be obtained free of charge from the sources provided above . Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the proxy statement/prospectus for such proposed transactions when it becomes available . No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . 3

Transaction Highlights

Strategically Compelling

✓ **Accelerates Scale & Market Reach**

Strategic partnership with a high-quality community bank ($1.1B in assets; $1.2B in AUM) – the market leader in Southeast Iowa – anchored by shared values, cultural alignment and commitment to community banking excellence

✓ **Entry into Attractive & Growing Iowa Markets**

Highly complementary markets provide scale and a platform for growth. Larger balance sheet unlocks broader commercial lending, treasury, insurance and wealth management solutions for TRVR clients (not included in pro-forma modeling)

✓ **Low-Cost, Core Deposit Engine**

Durable, low-cost funding powered by long-term & granular relationships

Financially Attractive

✓ **Disciplined Pricing**

104% of TBV & 8.5x 2026E earnings

✓ **Material Earnings Per Share Accretion & Short Earnback**

~12.3% accretive to 2027E EPS(1) with a 2.1 year earnback(2)

✓ **Robust Capital Position**

CET1 of ~12.8% supports organic growth and future M&A

Low Integration Risk

✓ **Cultural & Credit Alignment**

Shared philosophies validated through deep diligence

✓ **Client & Talent Retention**

Minimal reliance on cost savings; all branches & customer-facing staff retained

✓ **Consistent with Our M&A Strategy & Playbook**

First Mid has a long track record of successful integrations – 6 whole-bank acquisitions over the last 10 years



FMBH (74)
FMBH LPO (2)
TRVR (14)
Green Bay
Milwaukee
Rockford
Chicago
Des Moines
Iowa City
Burlington
Peoria
Decatur
Indianapolis
Kansas City
Mattoon
Bloomington
St. Louis
Grapevine

Pro Forma Impact(1)

~12.3% 2027EPS Accretion(1)	~4.3% TBVPS Dilution
2.1 Yrs TBVPS Earnback(2)	~13% CET1 Ratio

(1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries. EPS accretion illustrated assuming no share buybacks and excluding any restructuring charges or provision expense related to the CECL "double count".

(2) The tangible book value per share ("TBVPS") earnback is calculated using the crossover method.

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Overview of Two Rivers Financial Group, Inc. A High - Quality Community Bank with a Low - Cost, Core Deposit Engine 5 Source: S&P Capital IQ Pro. Financial data as of, or for the three months ended 9/30/25. (1) Represents bank - level financial data. (2) Defined as total deposits less time deposits greater than or equal to $100k. Loans & Deposits (1) 1.93% Q3 Cost of Total Deposits 5.58% Q3 Loan Yield 93% Core Deposits (2) TRVR: 14 Update as described Des Moines Des Moines Iowa City Burlington Fort Madison Southeast IA IB Demand 46% MMDA + Savings 25% CDs Non - Interest <$100k Bearing CDs 7% 15% ≥$100k 7% CLD 5% Resi. 30% OO CRE 11% Multifam. 3% C&I 12% Consumer 2% Ag. 7% NOO CRE $901M 30% $988M Henry Loans $901M $988M $1.1B Assets $1.2B Deposits $116M Wealth AUM Equity Balance Sheet Performance 0.97% ROAA 25% Fee Income / Revenues 3.30% (1) NIM Credit Quality Capital Ratios (1) 11.6% Leverage Ratio 240% CRE / Tier 1 + ACL 1.29% Reserves / Loans 0.13% LTM NCOs / Avg. Loans Founded : 1904 HQ : Burlington, IA OTCQX Listed : TRVR

Entry into Attractive Iowa Markets 6 Source: S&P Capital IQ Pro. Note: Deposit market share data as of 6/30/25 and is pro forma for pending or recently completed acquisitions. Iowa City, IA 1 Henry, IA 1 Des Moines, IA 3 Fort Madison, IA 5 Burlington, IA 4 Branches $47M $65M $81M $256M $587M Deposits 4% 6% 8% 25% 57% % of Franchise 12 th 2 nd 39 th 3 rd 1 st Market Rank $78k $73k $90k $67k $69k Median HHI 6.2% 7.4% 8.1% 7.3% 7.0% ’26 – ‘31 HHI Δ

Low - Cost Core Deposit Engine 7 $988M Deposits $537 $562 $629 $698 $673 $706 $829 $846 $1,094 $1,022 $1,008 $988 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3 '25 TRVR Total Deposits Over Time ($M) Cost of Total Deposits Over Time 2.12% 1.93% 1.61% 2014 2015 2016 2017 2018 2019 2023 2024 Q3 '25 TRVR FMBH 2020 2021 2022 Midwest Banks $1B - $3B $23k Average Account Size Core (1) 93% Source: S&P Capital IQ Pro. Financial data as of, or for the three months ended 9/30/25. (1) Defined as total deposits less time deposits greater than or equal to $100k.

Key Transaction Terms Consideration • 100% stock • Fixed exchange ratio of 1.225x shares of FMBH common stock to be issued for each share of TRVR • $45.08 per share based on a First Mid closing price of $36.80 as of 10/28/25 • Aggregate transaction value of $94.1 million Multiples • Price / 9/30/25 TBV: 104% / Pay - to - trade: 80% (1) • Price / 2026E EPS: 8.5x • Price / 2026E EPS + Fully Phased Cost Savings: 5.3x Ownership • Approximately 90% FMBH / 10% TRVR Management • Retention agreements are in place for key TRVR leadership – Shane Zimmerman, President & CEO of Two Rivers B&T, will join First Mid as an EVP Divisional President Timing and Approvals 8 • Two Rivers’ shareholder approval • Anticipated closing Q1 2026 and conversion in late Q2 2026 • Subject to customary regulatory approvals and other closing conditions (1) Pay - to - trade defined as the transaction Price / TBV multiple divided by FMBH’s standalone Price / TBV multiple.

Key Model Assumptions Credit • Total gross credit mark of $11.6 million pre - tax, or 1.3% of TRVR’s 9/30/25 loans HFI Cost Savings/ Synergies • Cost saves equal to 27% of TRVR’s noninterest expense (50% phased in 2026; 100% in years thereafter) • Revenue synergies identified but not modeled Earnings • FMBH projections based on Wall Street consensus net income estimates • TRVR projections based on FMBH management’s estimates following due diligence (~0.95% ROA in 2026E) Merger Costs • One - time pre - tax merger expenses of $14.5 million, fully - realized in pro forma tangible book value estimate at closing Other Fair Value (pre - tax) – $4.6 million (40%) allocated to purchase credit deteriorated (PCD) loans, recorded into ACL – $7.0 million (60%) allocated to non - PCD loans, recorded as a net of loan discount (accreted into earnings straight - line over 5 years) – Non - PCD CECL reserve of $7.0 million established Day 2 via provision expense (CECL “double - count”) • $38.3 million loan interest rate write - down, accreted over 5 years using straight - line methodology • $16.2 million AFS securities portfolio AOCI, accreted over 7 years using straight - line methodology • $1.9 million HTM securities portfolio write - down, accreted over 8 years using straight - line methodology Intangibles • Core deposit intangible of 3.50% of non - time deposits, amortized sum - of - years digits over 10 years • Customer list intangible of 0.40% of TRVR assets under management, amortized straight - line over 15 years Other • Modeled as 3/31/26 closing date 9

Attractive Pro Forma Financial Impact

Attractive Financial Impact	**~12.3%** **2027E EPS Accretion(1)** *11.3% Excluding CECL Double Count*	**~4.3%** **TBV Dilution** *3.7% Excluding CECL Double Count*	**2.1 Year** **TBVPS Earnback(2)** *1.9 Year Excluding CECL Double Count*
Enhanced Pro Forma Profitability(1)	**~1.30%** **2027E ROA**	**~15%** **2027E ROATCE**	
Robust Capital at Closing	**~8.8%** **TCE / TA**	**~12.8%** **CET1 Ratio**	**~15.3%** **TRBC Ratio**

(1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries. EPS accretion and profitability metrics illustrated assuming no share buybacks and excluding any restructuring charges or provision expense related to the CECL "double count".

(2) The tangible book value per share ("TBVPS") earnback is calculated using the crossover method. See page 18 for purchase accounting summary.

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Strategic Fit | Attractive Economics | Proven Execution

First Mid BANCSHARES, INC. + Two Rivers Bank & Trust

Accelerates Scale

- ✓ Increased relevance with ~$9B in pro forma assets and ~$8B in wealth AUM – continuing First Mid's tradition of footprint diversification in complementary markets with high quality community banks

Shared Banking DNA

- ✓ First Mid and Two Rivers share a longstanding relationship, similar credit philosophies, and a mutual dedication to community banking

Attractive Economics

- ✓ The combination demonstrates pricing discipline, material EPS accretion, a short payback period and a strong balance sheet on conservative assumptions

Experienced & Proven Acquiror

- ✓ Fits First Mid's M&A playbook – track record of successful integrations and building shareholder value

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Appendix

Pro Forma Franchise

Assets	Loans
$9.0B	$6.7B

Deposits	Wealth AUM
$7.3B	$7.6B

Financially Compelling Transaction

- Strong, low-cost deposit franchise
- Adds $1.2B in wealth AUM
- Significant earnings accretion at ~12% and below market TBV earnback at 2.1 years
- Robust pro forma capital at closing, with CET1 of ~12.8%



FMBH (74)
FMBH LPO (2)
TRVR (14)
Green Bay
Milwaukee
Rockford
Chicago
Des Moines
Iowa City
Burlington
Peoria
Decatur
Indianapolis
Mattoon
Bloomington
Columbia
St. Louis
Jefferson City
Carbondale
Grapevine

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Non - Interest Bearing 23% IB Demand 30% MMDA + Savings 29% CDs <$100k 6% CDs ≥$100k 12% Non - Interest Bearing 15% IB Demand 46% MMDA + Savings 25% CDs ≥$100k 7% CDs <$100k 7% Non - Interest Bearing 22% IB Demand 32% MMDA + Savings 28% CDs <$100k 6% CDs ≥$100k 12% Pro Forma Deposit Composition Deposit Mix $6.3B Total Pro Forma $988M Total 3Q’25 Cost: 1.61% Deposit Mix Highlights 14 ▪ Strong pro - forma funding profile comprised of ~90% low - cost core deposits. ▪ Non - interest bearing deposits remains at ~22% of total deposits. ▪ The pro - forma loan/deposit ratio stable at 92%. $7.3B Total 3Q’25 Cost: 1.93% 3Q’25 Cost: 1.66%

Pro Forma Loan Composition Resi. 8% OO CRE 13% NOO CRE 29 % Multifam. 6% C&I 23% Consumer 0% Ag. 12% Other 3% CLD 6% CLD 5% Resi. 30% OO CRE 11% NOO CRE 30 % Multifam. 3% C&I 12% Consumer 2% Ag. 7% Other 2% CLD 6% Resi. 11% OO CRE 13% NOO CRE 29 % Multifam. 5% C&I 22% Consumer 1% Ag. 11% Loan Mix $5.8B Total Pro Forma $901M Total 3Q’25 Yield: 6.02% Loan Mix Highlights 15 ▪ The pro - forma loan portfolio reflects strong diversification both geographically and across asset types. ▪ First Mid’s rigorous credit underwriting has consistently produced low net charge - offs, averaging just 15 basis points over the past two decades. ▪ Two Rivers shares a comparable credit philosophy, reinforced by the combined teams’ deep experience navigating multiple credit cycles. $6.7B Total 3Q’25 Yield: 5.58% 3Q’25 Yield: 6.00%

Thorough Due Diligence Process First Mid is a proven, experienced and disciplined acquirer with a successful track record of completing an extensive diligence process to ensure success throughout the acquisition including modeling, announcement, employee engagement, closing, and integration . Due Diligence Highlights ▪ Evaluated the stability of the top deposit relationships. ▪ Similar credit profiles and alignment of loan personnel validated during comprehensive diligence. ▪ 64% of Two Rivers’ loan portfolio reviewed, including: ▪ 77% of commercial portfolio (including 94% of NOO CRE portfolio) ▪ 94% of criticized and classified loans >$250k ▪ 98% of NPAs ▪ 100% of top 25 relationships ▪ Alignment of Wealth Management teams leveraging consistent go - to - market strategies and best practices. Due Diligence Focus Areas Legal, Regulatory & Audit Accounting, Tax & Capital Management Risk Management & Compliance Risk & Compliance Retail Banking & Product Offerings Vendor Management & Key Contracts Finance & Balance Sheet Management Commercial Banking & Relationship Opportunities Cultural Alignment IT, Systems, Data Processing, & Cyber Operations HR, Benefit Plans, Agreements, & Key Talent 16

Pro Forma Earnings Per Share Reconciliation (1) Estimated fair value marks accreted back through earnings based on the estimated expected lives of individual assets. 17 26.6 25.9 Pro forma weighted average diluted shares outstanding $4.65 $4.32 Pro forma earnings per share $4.14 $4.06 FMBH standalone EPS $0.51 $0.26 $ - EPS Accretion to FMBH 12.3% 6.3% % - EPS Accretion to FMBH FMBH weighted average diluted shares outstanding Shares issued to TRVR 24.0 1.9 24.0 2.6 $ millions 2027E 2026E (3 quarters) EPS Reconciliation Build $99.4 $97.5 FMBH full year net income consensus mean estimate 12.1 8.3 TRVR net income After - tax transaction adjustments $7.0 $2.5 Cost savings (0.4) (0.3) Opportunity cost of cash 7.7 5.7 Accretion of fair value marks (loans and securities) (1) 1.0 0.8 Non - PCD credit mark accretion (4.0) (3.2) Intangibles amortization 0.7 0.6 Other adjustments $123.5 $111.9 FMBH pro forma net income

Purchase Accounting Summary $28.69 27 $762 FMBH pro forma tangible book value per share at close ($1.30) ($) dilution to FMBH (4.3%) (%) dilution to FMBH Basic Shares (millions) $ Per Share 24 $28.21 Tangible Book Value Per Share Impact $ millions FMBH tangible book value per share as of 9/30/25 (1) $677 (+) two quarters of consensus earnings prior to close 49 ( - ) two quarters of consensus dividends prior to close (12) (+) amortization of existing intangibles 6 FMBH standalone tangible book value per share at close $720 24 $29.99 Pro Forma Merger Adjustments (+) Stock issued to common ( - ) Goodwill & intangibles created (2) $94 3 (35) $1 Goodwill created (11) ( - ) After - tax restructuring expenses $35 Goodwill & intangibles created (5) ( - ) Day 2 CECL non - PCD reserve Goodwill & Other Intangible Asset Recognition $ millions Aggregate merger consideration Standalone TRVR tangible book value at close ( - ) Net Impact of fair value adjustments (+) Elimination of DTL on other intangibles $94 95 (28) 1 Adjusted tangible book value at closing $67 Excess over adjusted tangible book value ( - ) Core deposit intangible created ( - ) Customer relationship intangible created (+) DTL on intangibles created $27 (30) (5) 9 Note: Pro forma metrics projected to closing based on financial data as of September 30, 2025; Market data as of 10/28/25. (1) Tangible book value per share is defined as total shareholders' equity less goodwill and other intangible assets divided by end of period shares outstanding. (2) Based on assumptions as of announcement date; Subject to change at transaction closing. 18

Announced 10/30/25 Closed 8/15/23 Closed 2/14/22 Closed 9/10/21 Closed 2/22/21 Closed 4/21/20 Closed 11/15/18 Closed 5/01/18 Closed 9/08/16 Closed 8/14/15 Transaction Date $94 Million $94 Million $107 Million -- - $161 Million - - - $70 Million $72 Million $89 Million $16 Million Transaction Value Whole Bank Whole Bank Whole Bank Loan Book and Team Whole Bank Loan Book and Team Whole Bank Whole Bank Whole Bank Branch Deal Type $1.1 Billion $1.3 Billion $718 Million -- - $1.2 Billion - - - $458 Million $475 Million $659 Million $441 Million Assets $901 Million $781 Million $424 Million $208 Million $839 Million $183 Million $254 Million $371 Million $449 Million $156 Million Loans $988 Million $1.2 Billion $560 Million $215 Million $988 Million $60 Million $341 Million $384 Million $535 Million $453 Million Deposits 14 10 5 -- - 14 - - - 10 7 7 12 # of Branches Experienced Acquirer 19 Note: Figures above exclude fair value adjustments made at closing. Two Rivers figures as of 9/30/25 with transaction value based on First Mid’s closing stock price as of 10/28/25.